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                                                                    Exhibit 10.4

                           LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement (the "Agreement") is made as of January 3, 2003 by and between ClearBlue Technologies, Inc., a Delaware corporation ("Lender") and NaviSite, Inc. ("Borrower"), a Delaware corporation.

     WHEREAS, Lender is a shareholder of Borrower and Borrower and Lender wish to enter into this Agreement to provide funds from time to time to Borrower for working capital;

     WHEREAS, the Borrower has requested that the Lender make certain loans and advances available to the Borrower; and

     WHEREAS, the Lender has agreed to make such loans and advances to the Borrower, subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

     1. General Definitions When used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" of any Person means (i) in the case of a natural person, a member of such person's immediate family or spouse, and (ii) in the case of an entity, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such entity. For purposes of the latter, control of an entity shall mean the power, direct or indirect, (i) to vote fifty percent (50.0%) or more of the securities having ordinary voting power for the election of directors of such entity, or (ii) to direct or cause the direction of the management and policies of such entity whether by contract or otherwise.

          "Ancillary Agreements" means all agreements, instruments, and documents, if any, including, without limitation, mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust agreements whether heretofore, concurrently, or hereafter executed by or on behalf of the Borrower or delivered to the Lender, relating to this Agreement or to the transactions contemplated by this Agreement.

          "Bankruptcy Code" means Title 11 of the United States Bankruptcy Code, 11 U.S.C. (S)(S)101, et seq.

          "Closing Date" means the date hereof or such other date as may be agreed upon by the parties hereto.

          "Collateral" means any and all of the Receivables.

          "Contract Rate" means an interest rate per annum equal to eight percent (8%).

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          "Default Rate" means a rate equal to two percent (2.0%) per annum in excess of the Contract Rate.

          "Event of Default" shall mean the occurrence of any of the events set forth in paragraph 14 herein.

          "Loans" means all monies advanced by the Lender to the Borrower pursuant to the terms of this Agreement.

          "Maximum Loan Amount" means US$2 million.

          "Obligations" means and includes all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower, but not any current or future Affiliate of Borrower, to the Lender or any Affiliate of the Lender of every kind and description (whether or not evidenced by any note or other instrument for the payment of money), direct or indirect, absolute or contingent , due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including, without limitation, any debt, liability or obligation owing from the Borrower, but not any current or future Affiliate of Borrower, to others that the Lender may have obtained by assignment or otherwise and further including, without limitation, all interest, charges or any other payments the Borrower is required to make by law or otherwise arising under or as a result of this Agreement and the Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to the Borrower's account or incurred by the Lender in connection with the Borrower's account whether provided for herein or in any Ancillary Agreement.

          "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Receivable" means, as at any date of determination thereof, the unpaid portion of the obligation, as stated in the respective invoice, of a customer of the Borrower (on a consolidated basis), in respect of inventory sold or services rendered in the ordinary course of business, which amount has been earned by performance under the terms of the related contract and recognized as revenue on the books of the Borrower (on a consolidated basis), net of any credits, rebates or offsets owed to the customer and also net of any commissions payable to Persons other than employees of the Borrower or its Affiliates.

          "Term" means the Closing Date through July 31, 2003, subject to acceleration upon the occurrence of an Event of Default hereunder or other termination hereunder.

          "UCC" shall mean the Uniform Commercial Code as adopted in the State of California as in effect from time to time.

     Other Terms. All other terms used in this Agreement and defined in the UCC, shall have the meaning given therein unless otherwise defined herein.

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     2. Credit Advances.

          (a) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, the Lender may, in its sole and absolute discretion, make credit advances (the "Credit Advances") to the Borrower from time to time during the term of this Agreement which, in the aggregate at any time outstanding, will not exceed the Maximum Loan Amount.

          (b) If the Borrower does not pay any interest, fees, costs or charges to the Lender when due, the Borrower shall thereby be deemed to have requested, and the Lender is hereby authorized at its discretion to make and charge to the Borrower's account, a Credit Advance to the Borrower as of such date in an amount equal to such unpaid interest, fees, costs or charges.

          (c) Any sums expended by the Lender due to the Borrower's failure to perform or comply with its obligations under this Agreement, shall be charged to the Borrower's account as a Credit Advance and added to the Obligations.

     3. Repayment of the Credit Advances

          The Borrower shall be required to repay within sixty (60) days of a written demand by the Lender: (i) the aggregate outstanding principal balance of the Credit Advances made by the Lender to the Borrower hereunder together with any accrued and unpaid interest, fees and charges; and (ii) all other amounts owed to the Lender under this Agreement and the Ancillary Agreements. Notwithstanding the aforesaid, Borrower may offset any payments due hereunder by reducing the amounts due hereunder by any amounts that may be due to Borrower by Lender under the Loan and Security Agreement dated the same day hereof between the parties (the "Mirror Agreement") wherein Borrower is a lender to the Lender.

     4. Procedure for Credit Advances All of the Credit Advances shall be disbursed from whatever location and by whatever means the Lender may determine, in its sole discretion, from time to time and, together with any and all other Obligations of the Borrower to the Lender, shall be charged to the Borrower's account on the Lender's books. Any and all Obligations due and owing hereunder may be charged to the Borrower's account and shall constitute Credit Advances.

     5. Interest and Fees.

          (a) Interest shall accrue on the unpaid principal balance of the Loans for each day they are outstanding at the Contract Rate.

          (b) Interest shall be (i) computed on the basis of actual days elapsed over a 360day year, (ii) calculated by the Lender on a periodic basis and (iii) payable upon demand or, at the Lender's option, the Lender may charge the Borrower's account for said interest.

          (c) Upon the occurrence and during the continuance of an Event of Default, interest shall be payable at the Default Rate.

          (d) Notwithstanding the foregoing, in no event shall interest exceed the maximum rate permitted under any applicable law or regulation, and if any provision of this

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Agreement or an Ancillary Agreement is in contravention of any such law or regulation, such provision shall be deemed amended to provide for interest at said maximum rate and any excess amount shall either be applied, at the Lender's option, to the outstanding Loans in such order as the Lender shall determine or refunded by the Lender to the Borrower.

          (e) The Borrower shall pay principal, interest and all other amounts payable hereunder, or under any Ancillary Agreement, without any deduction whatsoever, including, but not limited to, any deduction for any set-off or counterclaim.

     6. Security Interest.

          (a) To secure the prompt payment to the Lender of the Obligations, the Borrower hereby assigns, pledges and grants to the Lender a continuing security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located, whether or not the same is subject to Article 9 of the UCC, but not including any assets of any current or future Affiliate of Borrower other than Receivables of Borrower. All of the Borrower's ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by the Lender, be kept by the Borrower in trust for the Lender until all Obligations have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by the Borrower shall be deemed to include the foregoing grant, whether or not the same appears therein.

          (b) The Lender may, at its discretion, file one or more financing statements disclosing the Lender's security interest in the Collateral without the Borrower's signature appearing thereon or the Lender may sign on the Borrower's behalf as provided in paragraph 11 herein. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement. If any Receivable becomes evidenced by a promissory note or any other instrument for the payment of money, the Borrower will immediately deliver such instrument to the Lender appropriately endorsed.

     7. Covenants Concerning the Collateral During the Term, the Borrower covenants that it shall:

          (a) not dispose of any of the Collateral whether by sale, lease or otherwise except for collection of the Collateral in the ordinary course of business during any fiscal year; and to the extent that the amount of the Loan exceeds the Maximum Loan Amount upon collection of the Collateral, the proceeds of such Collateral shall be remitted to the Lender in reduction of the Obligations;

          (b) not encumber, mortgage, pledge, assign or grant any security interest in any of the Collateral to anyone other than the Lender;

          (c) keep and maintain the original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Collateral, including without limitation, all original orders and invoices;

          (d) perform all other steps reasonably requested by the Lender to create and maintain in the Lender's favor a valid perfected security interest in all of the Collateral; and

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          (e) defend the Collateral against the claims and demands of all parties.

     8. Representations, Warranties and Covenants The Borrower represents, warrants (each of which such representations and warranties shall be deemed repeated upon the making of a request for a Credit Advance and made as of the time of each Credit Advance made hereunder), and covenants that:

          (a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and duly qualified and in good standing in every other state or jurisdiction in which the nature of the Borrower's business requires such qualification;

          (b) the execution, delivery and performance of this Agreement and the Ancillary Agreements, if any, (i) have been duly authorized, (ii) are not in contravention of the Borrower's certificate of incorporation or by-laws; and
(iii) are within the Borrower's corporate powers;

          (c) this Agreement and the Ancillary Agreements, if any, executed and delivered by the Borrower are the Borrower's legal, valid and binding obligations, enforceable in accordance with their terms;

          (d) it will pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon it;

          (e) it will not (i) create, incur, assume or suffer to exist any indebtedness (other than in the ordinary course) secured by the Collateral; or
(ii) make advances, loans or extensions of credit to any Person;

          (f) The Credit Advance will only be used for Borrower's working capital and;

          (g) There is no Event of Default.

     9. Power of Attorney The Borrower hereby appoints the Lender or any other Person whom the Lender may designate as the Borrower's attorney, with power to on or after the occurrence and continuation of an Event of Default: (i) endorse the Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession;
(ii) sign the Borrower's name on any invoice relating to any Receivables; (iii) verify the validity, amount or any other matter relating to any Receivable by mail, telephone, telegraph or otherwise with account debtors; and (iv) do all things necessary to carry out this Agreement, any Ancillary Agreement and all related documents.. The Borrower hereby ratifies and approves all acts of the attorney that are in accordance with this Section. Neither the Lender nor the attorney will be liable for any acts or omissions that are in accordance with this Section or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any receivable which is assigned to the Lender or in which the Lender has a security interest remains unpaid and until the Obligations have been fully satisfied.

     10. Expenses Each party shall pay all of its out-of-pocket costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements, and in

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connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any Ancillary Agreement.

     11. Assignment by Lender. The Lender may not assign any or all of the Obligations together with any or all of the security therefor and any transferee shall succeed to all of the Lender's rights and duties with respect thereto as set forth in this Agreement.

     12. Waivers. The Borrower waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which the Borrower might otherwise be entitled.

     13. Term of Agreement. This Agreement shall continue in full force and effect until the expiration of the Term; provided, however, the Lender may terminate at any time upon an Event of Default.

     14. Events of Default. The occurrence of any of the following shall constitute an Event of Default upon which the unpaid principal amount of all Credit Advances made hereunder, together with any accrued and unpaid interest, fees and charges, and all other amounts owed to the Lender under this Agreement shall automatically become immediately due and payable, all without presentment, demand, notice, declaration, protest, or other requirements of any kind, all of which are hereby expressly waived:

          (a) failure to make payment of any of the Obligations when required hereunder and failure to cure such payment obligation within five (5) business days of written notice from Lender;

          (b) failure to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on the Borrower's books;

          (c) failure to perform under and/or committing any breach of this Agreement or any Ancillary Agreement and failure to cure such breach within five
(5) business days of written notice from Lender;

          (d) any representation, warranty or statement made by the Borrower hereunder, in any Ancillary Agreement, any certificate, statement or document delivered pursuant to the terms hereof, at any time be false or misleading in any material respect;

          (e) if pursuant to, or within the meaning of, the Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors, Borrower shall (i) commence a voluntary case or proceeding, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) make an assignment for the benefit of its creditors, (iv) admit in writing its inability to pay its debts as they become due; or (v) consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, assignee, trustee, examiner or liquidator of itself or of all a substantial part of its property;

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          (f) the Borrower directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of any assets of the Borrower or any interest therein, except as permitted herein;

     15. Remedies. The Lender has the right to demand repayment in full of all of the Obligations pursuant to the terms of this Agreement, including upon the occurrence of an Event of Default pursuant to paragraph 14 herein. Until all of the Obligations have been fully satisfied, the Lender shall retain its security interest in all of the Collateral. The Lender shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which the Lender may be entitled, including, without limitation, the right to take immediate possession of the Collateral. Further, the Lender may, at any time or times after an Event of Default by the Borrower, sell and deliver all of the Collateral held by or for the Lender at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as the Lender, in the Lender's sole discretion, deems advisable or the Lender may otherwise recover upon the Collateral in any commercially reasonable manner as the Lender, in its sole discretion, deems advisable. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order the Lender elects) of all of the Obligations. The Lender will return any excess to the Borrower and the Borrower shall remain liable to the Lender for any deficiency.

     16. Waiver; Cumulative Remedies. Failure by the Lender to exercise any right, remedy or option under this Agreement or any supplement hereto or any other agreement between the Borrower and the Lender or delay by the Lender in exercising the same, will not operate as a waiver, and no waiver by the Lender will be effective unless it is in writing and then only to the extent specifically stated. The Lender's rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy that the Lender may have.

     17. Application of Payments. The Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Lender from or on the Borrower's behalf and the Borrower hereby irrevocably agrees that the Lender shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Borrower's Obligations hereunder in such manner as the Lender may deem advisable notwithstanding any entry by the Lender upon any of the Lender's books and records.

     18. Notices. Any notice or request hereunder may be given to the Borrower or the Lender at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this paragraph. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) days after deposited in the mail or one (1) day after deposited with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

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Notices shall be provided as follows:

         If to Lender:                 ClearBlue Technologies, Inc.

                                            ----------------------

                                            ----------------------

                                            Telephone:
                                                      --------------------------
                                            Telecopier:
                                                       -------------------------

         If to the Borrower:                NaviSite, Inc.
                                            400 Minuteman Road
                                            Andover, Massachusetts 01810
                                            Telephone: 978-298-8222
                                            Telecopier: 978-682-8300

     19. Governing Law and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE LENDER SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER APPLICABLE LAW INCLUDING, BUT NOT LIMITED TO, THE UNIFORM COMMERCIAL CODE OF NEW YORK. THE BORROWER AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR ANY OTHER OBLIGATIONS SHALL BE LITIGATED IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, AT THE LENDER'S OPTION, IN ANY OTHER COURT LOCATED IN THE STATE OF NEW YORK OR ELSEWHERE AS THE LENDER MAY SELECT AND THAT SUCH COURT IS A CONVENIENT FORUM AND THE BORROWER SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURT. THE BORROWER WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE BORROWER MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWER AT THE BORROWER'S ADDRESS APPEARING ON THE LENDER'S RECORDS, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. BOTH PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE BORROWER AND THE LENDER AND THE BORROWER WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING INSTITUTED BY THE LENDER WITH REGARD TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

     20. Entire Understanding. This Agreement and the Ancillary Agreements contain the entire understanding between the Borrower and the Lender and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing and signed by an authorized officer of the Lender and by an authorized officer of the Borrower. Neither this Agreement, the Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged,

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cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

     21. Severability. Wherever possible each provision of this Agreement or the Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

     22. Captions. All captions are and shall be without substantive meaning or content of any kind whatsoever.

     23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

     24. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                            NAVISITE, INC.


                     ===============
                      NaviSite Inc.        By: /s/ Kevin Lo
                        APPROVED                --------------------------------
                       As of Form           Name: Kevin Lo
                     Legal Dept RMD         Title: CFO
                     Dated:
                           ---------
                     ===============


                                            CLEARBLUE TECHNOLOGIES, INC.


                                            By: /s/ Arthur Becker
                                                --------------------------------
                                            Name: Arthur Becker
                                            Title: Vice President

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